HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-151805        HV-6777 - Hartford 403(b) Cornerstone Innovations

_____________________________

Supplement dated May 14, 2014 to your Prospectus

1.  FUND OBJECTIVE CHANGE

JPMORGAN LARGE CAP GROWTH FUND – CLASS A

Pending Shareholder approval, effective on or about June 10, 2014, the investment objective for the JPMorgan Large Cap Growth Fund Sub-Account will be deleted and replaced with:

Seeks long-term capital appreciation

2.  FUND REORGANIZATION

JPMORGAN SMARTRETIREMENT® 2010 FUND – CLASS A

The Board of Trustees of the JPMorgan Trust I (the “Trust”) has approved the reorganization (the “Reorganization”) of the JPMorgan SmartRetirement® 2010 Fund (“Merging Fund”) into the JPMorgan SmartRetirement® Income Fund (the “Acquiring Fund”).  The Reorganization does not require shareholder approval.

As a result of the Reorganization, all net assets of the Merging Fund will be transferred into the Acquiring Fund.  Shareholders of the Merging Fund will receive shares of the Acquiring Fund.   The Reorganization is expected to occur on June 20, 2014 or on such later date as the officers of the Trust determine (“Closing Date”).

Due to the Reorganization, you will no longer be able to allocate new Contributions or make transfers to the Merging Fund Sub-Account, including program trades, after the Closing Date.

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the close of trading on the New York Stock Exchange on the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.

Prior to the date of the Reorganization, you are permitted to make one special transfer of all your Participant Account invested in the Merging Fund Sub-Account to other available Sub-Accounts.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Participants who are automatically transferred to the Acquiring Fund Sub-Account as a result of the Reorganization will be permitted to make one special transfer out of the Acquiring Fund Sub-Account to other available Sub-Accounts until 30 days after the date of the Reorganization.

This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the close of trading on the New York Stock Exchange on the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

In the event that the Reorganization is completed, effective as of the close of trading on the New York Stock Exchange on the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

3.  FUND OBJECTIVE CHANGES

LIFEPATH® RETIREMENT PORTFOLIO - INVESTOR A SHARES

LIFEPATH 2020 PORTFOLIO® - INVESTOR A SHARES

LIFEPATH® 2025 PORTFOLIO - INVESTOR A SHARES

LIFEPATH 2030 PORTFOLIO® - INVESTOR A SHARES

LIFEPATH® 2035 PORTFOLIO - INVESTOR A SHARES

LIFEPATH 2040 PORTFOLIO® - INVESTOR A SHARES

LIFEPATH® 2045 PORTFOLIO - INVESTOR A SHARES

LIFEPATH® 2050 PORTFOLIO - INVESTOR A SHARES

LIFEPATH® 2055 PORTFOLIO - INVESTOR A SHARES

Effective on July 1, 2014, the investment objective for each of the above referenced Sub-Accounts is deleted and replaced with:

To seek to provide for retirement outcomes based on quantitatively measured risk.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.